UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 28, 2010

CADENCE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	1-15773	64-0694755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Main Street, Starkville, Mississippi	39759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(662) 343-1341

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On January 28, 2010, Cadence Financial Corporation ("CADE") issued a press release announcing financial information for its fourth quarter ended December 31, 2009.  The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 5.02. Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lewis F. Mallory, Chairman and Chief Executive Officer of Cadence Financial Corporation, requested that his salary be reduced by $60,000 on an annual basis effective February 1, 2010.  This reduction in Mr. Mallory's salary is in addition to the earlier reduction of $40,000 that Mr. Mallory had taken in early 2009.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.1	Press release issued January 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE FINANCIAL CORPORATION
(Registrant)
Date:	January 28, 2010
		By:	/s/ Richard T. Haston
Richard T. Haston
Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated January 28, 2010.